HostedServicesAgreement

EXHIBIT 10.23

AMENDMENT NO. 25 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 25 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of September 1, 2012 (“Amendment Effective Date”), is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL –Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; and (xxiv) Amendment No. 24 dated as of February 5, 2012 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.
C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add CRS/GDS/ARS Type A/EDIFACT Availability Connectivity to the Agreement, as follows:
a.

Functionality. The following functionality is hereby added immediately following the table entry titled “General Features - CRS/GDS/ARS Type A/EDIFACT Connectivity” found in Section 6, New Skies by NAVITAIRE Functionality included in Hosted Reservation Services, of Exhibit A of the Agreement:

General Features – CRS/GDS/ARS Type A/EDIFACT Availability Connectivity
• Type A/EDIFACT Availability includes the ability to receive and reply to the following inbound Product Availability Offering messages:
• Support for interactive availability via EDIFACT PAOREQ/RES messages.
• Support for market-based availability EDIFACT Message Types 44 and 45.
• Support for flight (Segment)-specific availability EDIFACT Message Types 46 and 47.
• Return real-time availability for Segments (flights) marketed by Customer under their own carrier code.
• Return a numeric inventory value for each class of service configured for use with the external system.
• Support for segment type indicators in a market request, including non-stop, direct/through, and connections.
• Support multiple-airport (station) code (MAC) requests.
• Accept and reply to market availability requests that contain a specific class of service.
• Support for IATA/AIRIMP Type A/EDIFACT Availability messages. The product has not been certified for use with any CRS/GDS/ARS provider at this time.

NAVITAIRE Proprietary and Confidential

HostedServicesAgreement

Note: Customer is responsible for negotiating and maintaining the appropriate agreements related to the services herein included and any costs associated with the other host provider(s) for this connectivity (typically higher GDS participation levels) and for travel agency settlement and/or other carrier settlement.

b.

Monthly Recurring Services Fees. The following is hereby added as Note 4 of Section 1.1.3 Monthly Recurring Services Fees – Connectivity Services/Products – CRS/GDS/ARS Type A/EDIFACT  Connectivity, of Exhibit H of the Agreement:

Note 4: The Look to Booked Segment Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings, found in sub-paragraph (e) of Section 1.1.1 Monthly Recurring Services Fees – Core Services/Optional Products, of Exhibit H of the Agreement, is applicable for all Type A/EDIFACT Availability and Sell transactions.

c.	Implementation Fees. The following is hereby added to Exhibit H, Section 1.2, Implementation Fees:
	1.2	Implementation Fees

X	Product/Service Description	Implementation Fees
Hosted Reservation Services - New Skies®
X	CRS/GDS/ARS Type A/EDIFACT Availability Connectivity*	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type A/EDIFACT
Availability partner implementation**

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type
A/EDIFACT Availability partner
implementation***

*

The prices listed above are valid for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Amendment Effective Date. Following this time period, the pricing in this Section is subject to change and will be quoted upon Customer request.

**

Implementation Fees for the  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type A/EDIFACT Availability partner implementation project include up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours of implementation support including project management, operations, NAVITAIRE system training, and support personnel. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the implementation fee will be billed upon Customer’s logging of the INC to implement the service and the remainder, including any additional hours to be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] upon NAVITAIRE’s completion of the project. By logging an INC with the request to implement the service, Customer provides prior approval of additional implementation hours, which are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  at the rates outlined in Section 1.3, Support Fees, of Exhibit H and per the terms and conditions of the Agreement.

***

Implementation Fees for subsequent Type A/EDIFACT Availability partner implementation projects include up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours each of implementation support including project management, operations, NAVITAIRE system training, and support personnel. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  of the implementation fee will be billed upon Customer’s logging of the INC to implement the service and the remainder, including any additional hours to be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] upon NAVITAIRE’s completion of the project. By logging an INC with the request to implement the service, Customer provides prior approval of additional implementation hours, which are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] at the rates outlined in Section 1.3, Support Fees, of Exhibit H and per the terms and conditions of the Agreement.

Note: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Implementation Fee is due and payable in full upon initiation of each implementation project with the remaining balance due and payable in full upon completion of the respective implementation project.

2	Amendment to update Code-Share carriers in the Agreement, as follows:
a.

Scope of Services - Marketing. The sub-section “Code-Share Distribution with Customer as Code-Share Marketing Carrier, which includes:” found in Section 2, Scope of Services, of Exhibit A of the Agreement is hereby deleted in its entirety and replaced, as follows:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X

Code-Share Distribution with Customer as Code-Share Marketing Carrier, with the following airline partner(s) as Code-Share Operating carriers:
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     NAVITAIRE Proprietary and Confidential

HostedServicesAgreement

b.

Scope of Services - Operating. The sub-section “Code-Share Distribution with Customer as Code-Share Operating Carrier, which includes:” found in Section 2, Scope of Services, of Exhibit A of the Agreement is hereby deleted in its entirety and replaced, as follows:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X	Code-Share Distribution with Customer as Code-Share Operating Carrier, with the following airline partner(s) as Code-Share Marketing carriers:
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	Amendment to remove Hosted Custom Application Messaging Services from the Agreement, as follows:
a.

Termination and Termination for Convenience. The unnumbered Section, Termination, referring to Individual Hosted Custom Application Messaging Services added to the Agreement via Amendment No. 10 dated August 27, 2008, and Section 5.3.2, Exception for Hosted Custom Application Messaging Services, are hereby deleted and removed in their entirety from the Agreement.

b.

Scope of Services. The reference to “Hosted Custom Application Messaging Services” found in Section 2, Scope of Services, of Exhibit A of the Agreement, is hereby deleted in its entirety and removed from the Agreement.

c.

Functionality. The sub-sections identified by and related to Hosted Custom Application Messaging Services, found in Exhibit A, Section 6, New Skies – Hosted Reservation Services Add-On Functionality, are hereby deleted in their entirety and removed from the Agreement.

d.

Service Level Targets. The sentence which reads “Additionally, as Messages provided in the Hosted Custom Application Messaging Services are not critical to the majority of Customer’s booking process, they will be excluded from SLA measurement and associated rebates.” found in Sub-section (c) Exceptions, of Exhibit A of the Agreement, is hereby deleted in its entirety and removed from the Agreement.

e.

Monthly Recurring Service Fees. Section 1.1.16, Monthly Recurring Service Fees – Hosted Custom Application Messaging Services of Exhibit H of the Agreement, is hereby deleted in its entirety and removed from the Agreement.

4	Amendment to add [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity to the Agreement, as follows:
	a.	Scope of Services. The following is added to Exhibit A, Section 2, Scope of Services:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Interline Gateway ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ) Connectivity

b.	Functionality. The following is added to Exhibit A, Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services:

New Skies – Hosted Reservation Services Add-On Functionality

NAVITAIRE Proprietary and Confidential

HostedServicesAgreement

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity
General Features – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  is an Internet-based booking engine hosted by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] processes requests through the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Global Distribution System ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDS) and provides Customer with the ability to:

• Book on-line itineraries;
• Create interline itineraries; and
• Issue E-Tickets validated on Customer’s ticket stock.

Customer controls and manages their operation of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] through a web-based administration tool, provided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Note 1: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for this connectivity for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] services contemplated herein. Requests from Customer for NAVITAIRE support or from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] related to Customer data will incur the Support Fees at the rate specified in Section 1.3 of Exhibit H of the Agreement.

Note 2: NAVITAIRE shall not be liable for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  performance or failure to perform, provided that NAVITAIRE has performed its obligations hereunder.

c.

Monthly Recurring Service Fees. The Monthly Recurring Service Fees for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity are added as Section 1.1.34 to Exhibit H of the Agreement, as follows:

	1.1.34	Monthly Recurring Service Fees – Connectivity Services/Products – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Connectivity
Price per Service
Monthly Infrastructure and Support Fee	Included

Note:

Any applicable message fees, segment fees, or data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity, are the responsibility of Customer.

d.	Implementation Fees. The following Implementation Fees are added to Exhibit H, Section
1.2:
	1.2	Implementation Fees

X	Product/Service Description	Implementation Fees
X	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity	Time and Materials*

*

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity implementation effort is expected to require approximately [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours of implementation support including NAVITAIRE operations and support personnel. Customer acknowledges that the actual implementation effort may involve more or less than the hours estimated, and agrees to pay for the actual hours billed. A project manager is not required. By logging an INC with the request to implement the service, Customer provides prior approval of the implementation hours, which will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] at the rates outlined in Section 1.3, Support Fees, of Exhibit H and per the standard billing terms of the Agreement.

NAVITAIRE Proprietary and Confidential

HostedServicesAgreement

5

No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

6	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

7	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

8

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

Navitaire LLC
Signature:
Printed Name:
Title:
Date:
VRG Linhas Aereas S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential